UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

        ----------------------------------------------------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        ----------------------------------------------------------------

                               September 25, 2003.


                          ESPEY MFG & ELECTRONICS CORP.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New York                          1-4383                   14-1387171
      --------                          ------                   ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                          Identification  No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
                                                             -------------

ITEM 4. Changes in Registrant's Certifying Accountant

(a) On September 16, 2003, Espey Mfg. & Electronics Corp. (the "Company") filed a Form 8-K with the Securities and Exchange Commission disclosing that, on September 9, 2003, the Audit Committee of Espey Mfg. & Electronics Corp. dismissed PricewaterhouseCoopers LLP as its independent public accountants.

(b) The Audit Committee engaged KPMG LLP as the Company's independent public accountants effective September 25, 2003. During the Company's two most recent fiscal years and the subsequent interim period prior to engaging KPMG,LLP neither the Company nor anyone on its behalf consulted with KPMG,LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by KPMG,LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or
     (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ESPEY MFG. & ELECTRONICS CORP.


                                             /s/ David A. O'Neil
                                             -----------------------------------
                                             David A. O'Neil, Treasurer and
                                             Principal Financial Officer


Dated: September 25, 2003